   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 13, 1996
                                                     REGISTRATION NO. 333-
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------
                                   FORM SB-2
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------

                          PHONETEL TECHNOLOGIES, INC.
                 (Name of Small Business Issuer in Its Charter)

                  OHIO                                    4813                                 34-1462198
    (STATE OR OTHER JURISDICTION OF           (PRIMARY STANDARD INDUSTRIAL                  (I.R.S.EMPLOYER
     INCORPORATION OR ORGANIZATION)           CLASSIFICATION CODE NUMBER)                 IDENTIFICATION NO.)

                            ------------------------

                         1127 EUCLID AVENUE, SUITE 650
                           CLEVELAND, OHIO 44115-1601
                                 (216) 241-2555
(ADDRESS AND TELEPHONE NUMBER OF PRINCIPAL EXECUTIVE OFFICES AND PRINCIPAL PLACE
                                  OF BUSINESS)
                            ------------------------
                             TAMMY L. MARTIN, ESQ.
                           EXECUTIVE VICE PRESIDENT,
          CHIEF ADMINISTRATIVE OFFICER, GENERAL COUNSEL AND SECRETARY
                          PHONETEL TECHNOLOGIES, INC.
                         1127 EUCLID AVENUE, SUITE 650
                           CLEVELAND, OHIO 44115-1601
                                 (216) 241-2555
           (NAME, ADDRESS AND TELEPHONE NUMBER OF AGENT FOR SERVICE)
                            ------------------------
                                   COPIES TO:

               STEPHEN M. BANKER, ESQ.                               DANIEL J. ZUBKOFF, ESQ.
       SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP                      CAHILL GORDON & REINDEL
                   919 THIRD AVENUE                                       80 PINE STREET
               NEW YORK, NEW YORK 10022                              NEW YORK, NEW YORK 10005
                    (212) 735-3000                                        (212) 701-3000
=========================================================================================================================
                                                          STATE OF      PRIMARY STANDARD INDUSTRIAL          I.R.S.
NAME OF ADDITIONAL REGISTRANTS                         INCORPORATION     CLASSIFICATION CODE NUMBER    IDENTIFICATION NO.
-------------------------------------------------------------------------------------------------------------------------
Public Telephone Corporation                              Indiana                   4813                   34-1813512
World Communications, Inc.                                Missouri                  4813                   43-1724466
Paramount Communication Systems, Inc.                     Florida                   4813                   59-2822743
Northern Florida Telephone Corporation                    Florida                   4813                   59-3025564
Payphones of America, Inc.                                  Ohio                    4813                   34-1838787
PhoneTel CCI, Inc.                                         Texas                    4813                   34-1846708
=========================================================================================================================

* Address and telephone number of principal executive offices and agent for service are same as those of PhoneTel Technologies, Inc.
                            ------------------------
    APPROXIMATE DATE OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of this Registration Statement.
    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [ ]
    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-15211
    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]
    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

                        CALCULATION OF REGISTRATION FEE
================================================================================================================
                                                       PROPOSED MAXIMUM      PROPOSED MAXIMUM       AMOUNT OF
        TITLE OF EACH CLASS           AMOUNT TO BE         OFFERING              AGGREGATE        REGISTRATION
   OF SECURITIES TO BE REGISTERED      REGISTERED       PRICE PER UNIT        OFFERING PRICE           FEE
----------------------------------------------------------------------------------------------------------------
  12% Senior Notes due 2006 of
  PhoneTel Technologies, Inc. (the
  "Notes")..........................   $15,000,000           100%               $15,000,000          $4,546
----------------------------------------------------------------------------------------------------------------
Guarantees of the Notes by
  Registrants other than PhoneTel
  Technologies, Inc.................        --                --                    --               None(1)
----------------------------------------------------------------------------------------------------------------

(1) Pursuant to Rule 457(n), no separate fee is being paid with respect to the Guarantees.
================================================================================================================

     This registration statement is being filed with respect to the registration of an additional $15,000,000 aggregate principal amount of 12% Senior Notes due 2006 of PhoneTel Technologies, Inc., an Ohio corporation (the "Company"), and the related guarantees (the "Subsidiary Guarantees") by all of the subsidiaries of the Company consisting of: Public Telephone Corporation, World Communications, Inc., Paramount Communication Systems, Inc., Northern Florida Telephone Corporation, Payphones of America, Inc. and PhoneTel CCI, Inc. (collectively, the "Subsidiary Guarantors"), pursuant to Rule 462(b) under the Securities Act of 1933, as amended ("Rule 462(b)"). Pursuant to Rule 462(b), the contents of the registration statement of the Company and Subsidiary Guarantors (File No. 333-15211), as amended (the "original Registration Statement"), including the exhibits thereto, are incorporated by reference into this registration statement.

                                   SIGNATURES

In accordance with the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on form SB-2 and authorizes this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on December 13, 1996.

                                     PHONETEL TECHNOLOGIES, INC.

                                     By: /s/ Peter G. Graf

                                      ------------------------------------------
                                      Peter G. Graf
                                      Chairman of the Board

In accordance with the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

              SIGNATURE                                  TITLE                             DATE
-------------------------------------    -------------------------------------    -----------------------
/s/ Peter G. Graf                        Chairman of the Board, Chief             December 13, 1996
-------------------------------------      Executive Officer, and Director
Peter G. Graf
*                                        Chief Operating Officer and Director     December 13, 1996
-------------------------------------
Nickey B. Maxey
                  *                      Director                                 December 13, 1996
-------------------------------------
          Stuart Hollander
/s/ Richard Kebert                       Chief Financial Officer and Treasurer    December 13, 1996
-------------------------------------      (Principal Financial and Accounting
Richard Kebert                             Officer)
                  *                      Director                                 December 13, 1996
-------------------------------------
            Joseph Abrams
                  *                      Director                                 December 13, 1996
-------------------------------------
            George Henry
                  *                      Director                                 December 13, 1996
-------------------------------------
            Aron Katzman
                  *                      Director                                 December 13, 1996
-------------------------------------
           Steven Richman

---------------
* Tammy L. Martin, by signing her name hereto, does hereby execute this Registration Statement on behalf of the directors of the Registrant indicated above by asterisks, pursuant to powers of attorney duly executed by such directors contained on the signature pages to the original Registration Statement.

                                     By: /s/ Tammy L. Martin

                                      ------------------------------------------
                                      Tammy L. Martin
                                      Attorney-in-Fact

                                   SIGNATURES

In accordance with the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on form SB-2 and authorizes this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on December 13, 1996.

                                     PUBLIC TELEPHONE CORPORATION

                                     By: /s/ Peter G. Graf
                                        ----------------------------
                                        Peter G. Graf
                                        Chairman of the Board

In accordance with the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

              SIGNATURE                                  TITLE                             DATE
-------------------------------------    -------------------------------------    -----------------------
/s/ Peter G. Graf                        Chairman of the Board, Chief             December 13, 1996
-------------------------------------      Executive Officer, and Director
Peter G. Graf
/s/ Tammy L. Martin                      Director                                 December 13, 1996
-------------------------------------
Tammy L. Martin
/s/ Richard Kebert                       Chief Financial Officer and Treasurer    December 13, 1996
-------------------------------------      (Principal Financial and Accounting
Richard Kebert                             Officer)

                                   SIGNATURES

In accordance with the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on form SB-2 and authorizes this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on December 13, 1996.

                                     WORLD COMMUNICATIONS, INC.

                                     By: /s/ Peter G. Graf
                                        ---------------------------
                                        Peter G. Graf
                                        Chairman of the Board

In accordance with the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

              SIGNATURE                                  TITLE                             DATE
-------------------------------------    -------------------------------------    -----------------------
/s/ Peter G. Graf                        Chairman of the Board, Chief             December 13, 1996
-------------------------------------      Executive Officer, and Director
Peter G. Graf
/s/ Tammy L. Martin                      Director                                 December 13, 1996
-------------------------------------
Tammy L. Martin
/s/ Richard Kebert                       Chief Financial Officer and Treasurer    December 13, 1996
-------------------------------------      (Principal Financial and Accounting
Richard Kebert                             Officer)

                                   SIGNATURES

In accordance with the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on form SB-2 and authorizes this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on December 13, 1996.

                                       PARAMOUNT COMMUNICATIONS SYSTEMS, INC.

                                       By: /s/  Peter G. Graf

                                        ----------------------------------------
                                        Peter G. Graf
                                        Chairman of the Board

In accordance with the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

                NAME                                     TITLE                             DATE
-------------------------------------    -------------------------------------    -----------------------
/s/  Peter G. Graf                       Chairman of the Board, Chief             December 13, 1996
-------------------------------------      Executive
Peter G. Graf                              Officer, and Director
/s/  Tammy L. Martin                     Director                                 December 13, 1996
-------------------------------------
Tammy L. Martin
/s/  Richard Kebert                      Chief Financial Officer and Treasurer    December 13, 1996
-------------------------------------      (Principal Financial and Accounting
Richard Kebert                               Officer)

                                   SIGNATURES

In accordance with the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on form SB-2 and authorizes this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on December 13, 1996.

                                       NORTHERN FLORIDA TELEPHONE CORPORATION

                                       By: /s/  Peter G. Graf
                                           ----------------------------------
                                           Peter G. Graf
                                           Chairman of the Board

In accordance with the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

                NAME                                     TITLE                             DATE
-------------------------------------    -------------------------------------    -----------------------
/s/  Peter G. Graf                       Chairman of the Board, Chief             December 13, 1996
-------------------------------------      Executive
Peter G. Graf                              Officer, and Director
/s/  Tammy L. Martin                     Director                                 December 13, 1996
-------------------------------------
Tammy L. Martin
/s/  Richard Kebert                      Chief Financial Officer and Treasurer    December 13, 1996
-------------------------------------      (Principal Financial and Accounting
Richard Kebert                             Officer)

                                   SIGNATURES

In accordance with the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on form SB-2 and authorizes this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on December 13, 1996.

                                       PAYPHONES OF AMERICA, INC.

                                       By: /s/ Peter G. Graf
                                           --------------------------------
                                           Peter G. Graf
                                           Chairman of the Board

In accordance with the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

                NAME                                     TITLE                             DATE
-------------------------------------    -------------------------------------    -----------------------
/s/ Peter G. Graf                        Chairman of the Board, Chief             December 13, 1996
-------------------------------------      Executive
Peter G. Graf                              Officer, and Director
*                                        Director                                 December 13, 1996
-------------------------------------
Charles Miller
/s/ Tammy L. Martin                      Director                                 December 13, 1996
-------------------------------------
Tammy L. Martin
/s/ Richard Kebert                       Chief Financial Officer and Treasurer    December 13, 1996
-------------------------------------      (Principal Financial and Accounting
Richard Kebert                             Officer)

---------------

* Tammy L. Martin, by signing her name hereto, does hereby execute this Registration Statement on behalf of the director of the Registrant indicated above by asterisks, pursuant to powers of attorney duly executed by such director contained on the signature pages to the original Registration Statement.

                                       By: /s/ Tammy L. Martin

                                        ----------------------------------------
                                        Tammy L. Martin
                                        Attorney-in-Fact

                                   SIGNATURES

In accordance with the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on form SB-2 and authorizes this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on December 13, 1996.

                                       PHONETEL CCI, INC.

                                       By: /s/ Peter G. Graf
                                           ---------------------------------
                                           Peter G. Graf
                                           Chairman of the Board

In accordance with the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

                NAME                                     TITLE                             DATE
-------------------------------------    -------------------------------------    -----------------------
/s/ Peter G. Graf                        Chairman of the Board, Chief             December 13, 1996
-------------------------------------      Executive
Peter G. Graf                              Officer, and Director
/s/ Tammy L. Martin                      Director                                 December 13, 1996
-------------------------------------
Tammy L. Martin
/s/ Richard Kebert                       Chief Financial Officer and Treasurer    December 13, 1996
-------------------------------------      (Principal Financial and Accounting
Richard Kebert                             Officer)

                                 EXHIBIT INDEX

EXHIBIT NO.                                        DESCRIPTION                                       PAGE NO.
-----------    -----------------------------------------------------------------------------------   ---------
 5.1           Opinion of Tammy L. Martin, Esq. regarding validity of the Notes and Guarantees registered hereby under Ohio law. (Filed as Exhibit 5.1 to Amendment No. 2 to the
               Registration Statement on Form SB-2 of the Company (File No. 333-15211) and
               incorporated by reference herein).
 5.2           Opinion of Skadden, Arps, Slate, Meagher & Flom LLP with respect to matters governed by New York law (Filed as Exhibit 5.2 to Amendment No. 2 to the Registration
               Statement on Form SB-2 of the Company (File No. 333-15211) and incorporated by reference herein).
 5.3           Opinion of Shackleford, Farrior, Stallings and Evans with respect to the validity of the Guarantees under Florida law (Filed as Exhibit 5.3 to Amendment No. 2 to the
               Registration Statement on Form SB-2 of the Company (File No. 333-15211) and
               incorporated by reference herein).
 5.4           Opinion of Barnes & Thornburg with respect to the validity of the Guarantees under
               Indiana law (Filed as Exhibit 5.4 to Amendment No. 2 to the Registration Statement
               on Form SB-2 of the Company (File No. 333-15211) and incorporated by reference herein).
 5.5           Opinion of Blumenfeld, Kaplan & Sandweiss, P.C. with respect to the validity of the
               Guarantees under Missouri law (Filed as Exhibit 5.5 to Amendment No. 2 to the
               Registration Statement on Form SB-2 of the Company (File No. 333-15211) and
               incorporated by reference herein).
 5.6           Opinion of Scher & Miller with respect to the validity of the Guarantees under
               Texas law (Filed as Exhibit 5.6 to Amendment No. 2 to the Registration Statement on
               Form SB-2 of the Company (File No. 333-15211) and incorporated by reference herein).
23.1           Consent of Price Waterhouse LLP regarding PhoneTel Technologies, Inc.
23.2           Consent of Price Waterhouse LLP regarding Paramount Communication Systems, Inc.
23.3           Consent of Harlan & Boettger, CPAs.
23.4           Consent of KPMG Peat Marwick LLP.
23.5           Consent of Ernest M. Sewell, CPA.
23.6           Consent of Miller Sherrill Blake, CPA, PA.
23.7           Consent of Kerber, Eck & Braeckel, LLP.
23.8           Consent of Deloitte & Touche LLP.
23.9           Consent of Tammy L. Martin, Esq. (included in Exhibit 5.1 hereto).
23.10          Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.2 hereto).
23.11          Consent of Shackleford, Farrior, Stallings and Evans (included in Exhibit 5.3 hereto).
23.12          Consent of Barnes & Thornburg (included in Exhibit 5.4 hereto).
23.13          Consent of Blumenfeld, Kaplan & Sandweiss, P.C. (included in Exhibit 5.5 hereto).
23.14          Consent of Scher & Miller (included in Exhibit 5.6 hereto).
24.1           Powers of Attorney (Filed as Exhibit 24.1 to Amendment No. 2 to the Registration
               Statement on Form SB-2 of the Company (File No. 333-15211) and incorporated by reference herein).